EXHIBIT 10.50
                         AGREEMENT AND PLAN OF MERGER


          AGREEMENT AND PLAN OF MERGER dated as of February 8, 1996 among TRITON ENERGY CORPORATION, a Delaware corporation ("Triton Delaware"), TRITON ENERGY LIMITED, a Cayman Islands company and a wholly-owned subsidiary of Triton Delaware ("Triton Cayman"), and TEL MERGER CORP., a Delaware corporation and a newly formed, wholly-owned subsidiary of Triton Cayman ("Sub").

          WHEREAS, the respective Boards of Directors of Triton Delaware, Triton Cayman and Sub have determined that it is in the best interests of their respective stockholders to reorganize (the "Reorganization") so that Triton Cayman becomes the parent holding company for Triton Delaware;

          WHEREAS, the respective Boards of Directors of Triton Delaware, Sub and Triton Cayman have approved the merger of Sub with and into Triton Delaware (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, whereby each outstanding share of common stock, par value $1.00 per share ("Triton Delaware Common Stock"), of Triton Delaware (other than those shares held by Triton Delaware in its treasury and those outstanding shares of Triton Delaware Common Stock ("Electing Shares") with respect to which an Equity Unit Election (as hereinafter defined) has been properly made and not withdrawn, subject to the Equity Unit Limitation (as hereinafter defined)), will be automatically converted into one class A ordinary share, par value $.01 per share (the "Class A Share"), of Triton Cayman;

     WHEREAS, the Board of Directors of Triton Delaware has determined that holders of an aggregate of not less than 15% but not more than 25% (the "Equity Unit Limitation") of the outstanding shares of Triton Delaware Common Stock in the aggregate, may make an unconditional election (the "Equity Unit Election") to receive an equity unit ("Equity Unit") consisting of (i) one Class B ordinary share, par value $.01 per share (the "Class B Share" and, together with the Class A Shares, the "Ordinary Shares"), and (ii) 1/10th of one share of Triton Delaware's Participating Preferred Stock, par value $.01 per share ("Triton Delaware Preferred Stock"), which securities will be paired and after such pairing may only be traded together as a unit and will not be separately transferable, for each share of Triton Delaware Common Stock owned of record by such stockholder in lieu of such shares being automatically converted into Class A Shares;

          WHEREAS, the Merger requires the approval of the holders of a majority of the outstanding shares of the Triton Delaware Common Stock entitled to vote thereon at the meeting of holders of Triton Delaware Common Stock to be called therefor (the "Triton Delaware Stockholder Approval");

          NOW, THEREFORE, the parties agree as follows:


                                  ARTICLE I

                                    MERGER

     1.1     MERGER

          Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Sub shall be merged with and into Triton Delaware at the Effective Time of the Merger (as defined in Section 1.2). Following the Effective Time of the Merger, the separate corporate existence of Sub shall cease and Triton Delaware shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL.

     1.2     EFFECTIVE TIME

          Subject to the provisions of this Agreement, as soon as practicable following the satisfaction or waiver of the conditions set forth in Section 5.1, the parties shall file a certificate of merger or other appropriate documents (in any case, the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the close of business on the date that an appropriate Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such later time as Sub and Triton Delaware shall agree should be specified in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time of the Merger").

     1.3     EFFECTS OF THE MERGER

          The Merger shall have the effects set forth in Section 259 of the DGCL.

                                  ARTICLE II

               NAME, CERTIFICATE OF INCORPORATION,
               BY-LAWS, DIRECTORS AND OFFICERS OF
               THE SURVIVING CORPORATION

     2.1     NAME OF SURVIVING CORPORATION

          The name of the surviving corporation shall be "Triton Energy Corporation".

     2.2     CERTIFICATE OF INCORPORATION

          The Certificate of Incorporation of Triton Delaware shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time of the Merger until amended thereafter as provided therein or by law except that the certificate of incorporation of Triton Delaware shall be amended in its entirety by virtue of the Merger to read in full as set forth in Exhibit A hereto.

     2.3     BY-LAWS

          The by-laws of Triton Delaware as in effect at the Effective Time of the Merger shall be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     2.4     DIRECTORS

          The directors of Triton Delaware at the Effective Time of the Merger shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     2.5     OFFICERS

          The officers of Triton Delaware at the Effective Time of the Merger shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                 ARTICLE III

                  CONVERSION, ELECTION AND EXCHANGE OF STOCK

     3.1     CONVERSION

          At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the holder of any shares:

     (a) Common Stock of Sub. The issued and outstanding shares of common stock of Sub shall be converted into and become such number of fully paid and nonassessable shares of Triton Delaware Common Stock, par value $.01 per share, equal to the number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time of the Merger.

     (b) Cancellation of Triton Delaware-Owned Stock. Each outstanding Class A Share and each share of Triton Delaware Common Stock that is owned by Triton Delaware prior to the Effective Time of the Merger shall automatically be cancelled and retired and shall cease to exist, and no Ordinary Shares or other consideration shall be delivered or deliverable in exchange for such Class A Shares or shares of Triton Delaware Common Stock.

     (c) Conversion of Triton Delaware Common Stock. (i) Each issued and outstanding share of Triton Delaware Common Stock (other than shares to be cancelled in accordance with Section 3.1(b) and other than Electing Shares which shall be converted as described in (ii) below) shall be automatically converted into and shall become one validly issued, fully paid and non-assessable Class A Share and (ii) each share of Triton Delaware Common Stock with respect to which an Equity Unit Election has been effectively made and not revoked or lost, pursuant to Section 3.2(c), (d) and (e), subject to the limitation contained in Section 3.2(f), shall be automatically converted into a one Depositary Share (which will be evidenced by a receipt) consisting of one Class B Share and 1/10th of one share of Triton Delaware Preferred Stock which will trade together as an Equity Unit and not be separately transferable.

     (d) Conversion of Convertible Preferred Stock. At the Effective Time of the Merger, each outstanding share of 5% convertible preferred stock, no par value ("Triton Delaware Convertible Preferred Stock"), of Triton Delaware (other than Dissenting Shares (as defined below)) shall be automatically converted into and shall become one 5% convertible preference share, par value $.01 per share ("Convertible Preference Shares"), of Triton Cayman. Notwithstanding anything in this Agreement to the contrary, shares of Triton Delaware Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time of the Merger held by a holder who demands an appraisal of such shares in accordance with Section 262 of the DGCL (or any successor provision) ("Dissenting Shares") shall not be converted into Convertible Preference Shares unless such holder fails to perfect or otherwise loses such holder's right to such an appraisal. If, after the Effective Time of the Merger, such holder fails to perfect or loses any such right to an appraisal, each such share of such holder shall be treated as a share that had been converted as of the Effective Time of the Merger into one Convertible Preference Share in accordance with the first sentence of this subsection.

     (e) Stock Option Plans. Triton Cayman shall assume all the rights and obligations of Triton Delaware under the 1981 Employee Non-Qualified Stock Option Plan, 1985 Stock Option Plan, Amended and Restated 1986 Convertible Debenture Plan, 1988 Stock Appreciation Rights Plan, 1989 Stock Option Plan, Amended and Restated 1992 Stock Option Plan and Amended and Restated Restricted Stock Plan, as each such plan has been or may be amended to the Effective Time of the Merger (collectively, the "Plans"). The outstanding options or debentures assumed by Triton Cayman shall be exercisable or convertible upon the same terms and conditions as under the Plans and the agreements relating thereto immediately prior to the Effective Time of the Merger, except that upon the exercise of such options or the conversion of such debentures, Class A Shares shall be issuable in lieu of shares of Triton Delaware Common Stock. The number of Class A Shares issuable upon the exercise of an option or the conversion of a debenture immediately prior to the Effective Time of the Merger and the option price of each such optionand the conversion price of each such debenture shall be the option price and the conversion price in effect immediately prior to the Effective Time of the Merger. All options or debentures issued pursuant to the Plans after the Effective Time of the Merger shall entitle the holder thereof to purchase, or convert into, Class A Shares in accordance with the terms of the Plans.

     3.2     EQUITY UNIT ELECTION

     (a) Each person who, on or prior to the Election Date referred to in subsection (c) below, is a record holder of shares of Triton Delaware Common Stock shall be entitled to make an Equity Unit Election with respect to any or all of such person's shares (such shares thereby becoming Electing Shares, subject to the provisions of this Section 3.2) on or prior to such Election Date to receive a Receipt representing an Equity Unit consisting of one Class B Share and 1/10th of one share of Triton Delaware Preferred Stock for each Electing Share in lieu of such shares being automatically converted into Class A Shares. The Class B Share and 1/10th of one share of Triton Delaware Preferred Stock contained in an Equity Unit may only be traded together as an Equity Unit and will not be separately transferable.

     (b) Prior to the mailing to the record holders of Triton Delaware Common Stock as of the record date for the special meeting of stockholders of Triton Delaware (the "Stockholders Meeting") of the Proxy Statement/Joint Prospectus relating to the Stockholders Meeting (the "Proxy Statement"), Triton Delaware shall appoint a bank or trust company to act as exchange agent (the "Exchange Agent") for the Equity Units.

     (c) Triton Delaware shall prepare and mail a form of election (the "Form of Election") with the Proxy Statement to the record holders of Triton Delaware Common Stock as of the record date for the Stockholders Meeting, which Form of Election shall be used by each record holder of shares of Triton Delaware Common Stock who wishes to make an Equity Unit Election. Triton Delaware will use reasonable efforts to make the Form of Election and the Proxy Statement available to all persons who become holders of Triton Delaware Common Stock during the period between such record date and the Election Date referred to below. Any suchholder's election to receive Equity Units shall have been properly made only if the Exchange Agent shall have received at its designated office, by 5:00 p.m., New York City time, on the business day (the "Election Date") next preceding the date of the Stockholders Meeting, a Form of Election properly completed and signed and accompanied by the stock certificates representing such Electing Shares to which such Form of Election relates, duly endorsed in blank or otherwise in a form acceptable for transfer on the books of Triton Delaware.

     (d) Any Form of Election may be revoked by the stockholder submitting it to the Exchange Agent only by written notice received by the Exchange Agent
(i) prior to 5:00 p.m., New York City time, on the Election Date or (ii) after the date of the Proxy Statement, if (and to the extent that) the Exchange Agent is legally required to permit revocations and the Effective Time of the Merger shall not have occurred prior to such date. In addition, all Forms of Election shall automatically be revoked if the Exchange Agent is notified in writing by Triton Delaware that the Merger has been abandoned. If a Form of Election is revoked, the certificate or certificates representing the Electing Shares to which such Form of Election relates shall be promptly returned to the stockholder submitting the same to the Exchange Agent.

     (e) The determination of the Exchange Agent as to whether or not the Equity Unit Election has been properly made or revoked pursuant to this
Section 3.2 with respect to Electing Shares and when elections and revocations were received by it shall be binding. If the Exchange Agent determines that any Equity Unit Election was not properly made with respect to shares of Triton Delaware Common Stock, such shares shall be treated by the Exchange Agent as shares which were not Electing Shares at the Effective Time of the Merger, and such shares will be automatically converted into Class A Shares pursuant to subsection (g) below. The Exchange Agent shall also make all computations as to the allocation and the proration contemplated by Section 3.2(f), and any such computation shall be conclusive and binding on the holders of Electing Shares. The Exchange Agent may, with the agreement of Triton Delaware, make such rules as are consistent with this Section 3.2 for the implementation of the elections provided for herein as shall be necessary or desirable fully to effect such elections.

     (f) (i) The maximum number (the "Maximum Election Number") of shares of Triton Delaware Common Stock with respect to which Equity Unit Elections can be made shall be 25% of the number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time of the Merger and the minimum number (the "Minimum Election Number") of shares of Triton Delaware Common Stock with respect to which Equity Unit Elections can be made shall be 15% of the number of shares of Triton Delaware Common Stock outstanding immediately prior to the Effective Time of the Merger (such limitations, the "Equity Unit Limitation").

     (ii) If the number of Electing Shares exceeds the Maximum Election Number, then such Electing Shares shall be automatically converted into Equity Units and Class A Shares in accordance with the terms of subsection (g) below in the following manner:

(I) A proration factor (the "Proration Factor") shall be determined by dividing the Maximum Election Number by the total number of Electing Shares.

     (II) The number of Electing Shares covered by each Equity Unit Election to be converted into Equity Units shall be determined by multiplying the Proration Factor by the total number of Electing Shares covered by such Equity Unit Election.

     (III) All Electing Shares, other than those shares converted into Equity Units in accordance with Section (f)(ii)(II), shall be converted into Class A Shares as if such shares were not Electing Shares in accordance with the terms of subsection (g) below.

     (iii) If the number of Electing Shares is less than the Minimum Election Number, no Class B Shares or Triton Delaware Preferred Stock will be issued and all Electing Shares shall be converted into Class A Shares as if such shares were not Electing Shares in accordance with the terms of subsection (g) below.

     (iv) If the number of Electing Shares is less than or equal to the Maximum Election Number and greater than or equal to the Minimum Election Number, then all Electing Shares shall be converted into Equity Units in accordance with the terms of Section 3.1(c)(ii), and all shares of Triton Delaware Common Stock other than Electing Shares shall be converted into Class A Shares in accordance with the terms of Section 3.1(c)(i).

     (g) If (i) the number of Electing Shares is less than the Minimum Election Number, (ii) the Exchange Agent determines that any Equity Unit Election was not properly made with respect to shares of Triton Delaware Common Stock or (iii) the Electing Shares are prorated and only a portion of the Electing Shares are converted into Equity Units, each such Electing Share that is not automatically converted into Equity Units shall be treated by the Exchange Agent as a share which was not an Electing Share at the Effective Time of the Merger and shall be converted into one Class A Share.

     (h) A portion of each stockholder's Triton Delaware Common Stock exchanged for Equity Units in the Reorganization will be transferred to Triton Delaware as consideration for the issuance of the Triton Delaware Preferred Stock and the remaining portion of such Triton Delaware Common Stock so exchanged will be transferred to Triton Cayman as consideration for the issuance by Triton Cayman of the Class B Shares. Allocation of the value of the exchanged Triton Delaware Common Stock between the Triton Delaware Preferred Stock and Class B Shares issued in exchange for such Triton Delaware Common Stock shall be determined based on the respective fair market values of the Triton Delaware Preferred Stock and the Class B Shares at the date of the Reorganization.

     3.3     EXCHANGE OF STOCK

     (a) Exchange Procedures. Following the Effective Time of the Merger, each holder of an outstanding certificate or certificates theretofore representing shares of Triton Delaware Common Stock (other than those stockholders who elect to receive Equity Units in the Merger) may, but shall not be required to, surrender the same to Triton Cayman for cancellation or transfer, and each such holder or transferee will be entitled to receive certificates representing the same number of Class A Shares as the shares of Triton Delaware Common Stock previously represented by the stock certificates surrendered. Following the Effective Time of the Merger, receipts evidencing depositary shares representing the Equity Units will be issued to holders of Electing Shares, subject to Section 3.2, and certificates representing Class A Shares will be issued to holders of Electing Shares to the extent that such Electing Shares are not converted into Equity Units as provided in Section
3.2. If any certificate representing Class A Shares is to be issued in a name other than that in which the certificate theretofore representing Triton Delaware Common Stock surrendered is registered, it shall be a condition to such issuance that the certificate surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such issuance shall either: (i) pay Triton Cayman or its agents any taxes or other governmental charges required by reason of the issuance of certificates representing Class A Shares in a name other than that of the registered holder of the certificate so surrendered; or (ii) establish to the satisfaction of Triton Cayman or its agents that such taxes or governmental charges have been paid. Until so surrendered or presented for transfer each outstanding certificate which, prior to the Effective Time of the Merger, represented Triton Delaware Common Stock shall be deemed and treated for all corporate purposes to represent the ownership of the same number of Class A Shares as though such surrender or transfer and exchange had taken place.

     (b) No Further Ownership Rights in Triton Delaware Common Stock. All Class A Shares or Equity Units issued upon the surrender for exchange of certificates in accordance with the terms of this Article III shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Triton Delaware Common Stock theretofore represented by such certificates, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time of the Merger which may have been declared or made by Triton Delaware on such shares of Triton Delaware Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time of the Merger, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Triton Delaware Common Stock which were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, certificates are presented to the Surviving Corporation they shall be cancelled and exchanged as provided in this Article III, except as otherwise provided by law.


                                  ARTICLE IV

                   EMPLOYEE BENEFIT AND COMPENSATION PLANS

          At the Effective Time of the Merger, each employee benefit plan and incentive compensation plan to which Triton Delaware is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit or incentive compensation plan of Triton Delaware provides for the issuance or purchase of, or otherwise relates to, Triton Delaware Common Stock, after the Effective Time of the Merger, such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Class A Shares.


                                  ARTICLE V

                             CONDITIONS PRECEDENT

     5.1     CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER

          The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the following conditions:

     (a) Stockholder Approval. The Triton Delaware Stockholder Approval shall have been obtained.

     (b) Form S-4. The registration statement on Form S-4 filed with the Securities and Exchange Commission by Triton Delaware and Triton Cayman in connection with the issuance of the Class A Shares, Equity Units consisting of the Class B Shares and the Triton Delaware Preferred Stock in the Merger shall have become effective under the Securities Act of 1933, as amended, and shall not be the subject of any stop order or proceedings seeking a stop order.


                                  ARTICLE VI

                      TERMINATION, AMENDMENT AND WAIVER

     6.1     TERMINATION

          This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after approval by the stockholders of Triton of matters presented in connection with the Merger, by action of the Board of Directors of Triton Cayman.

     6.2     EFFECT OF TERMINATION

          In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Triton Delaware, Sub or Triton Cayman, other than the provisions of this Section 6.2 and Article VII.

     6.3     AMENDMENT

          This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Merger by the stockholders of Triton Delaware provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     6.4     WAIVER

          At any time prior to the Effective Time of the Merger, the parties may waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party of this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     6.5     PROCEDURE FOR TERMINATION, AMENDMENT,
          EXTENSION OR WAIVER

          A termination of this Agreement pursuant to Section 6.1, an amendment of this Agreement pursuant to Section 6.3 or a waiver pursuant to
Section 6.4 shall, in order to be effective, require in the case of Triton Delaware, Sub or Triton Cayman, action by its Board of Directors or the duly authorized designee of its Board of Directors.


                                 ARTICLE VII

                              GENERAL PROVISIONS

     7.1     NOTICES

          All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a) if to Triton Delaware,

          Triton Energy Corporation
          6688 North Central Expressway, Suite 1400
          Dallas, Texas  75206-9926

          (b) if to Triton Cayman, to

          Triton Energy Limited
          Caledonian House
          Mary Street
          Post Office Box 1043, George Town
          Grand Cayman, Cayman Islands

          (c) if to Sub, to

          c/o Triton Energy Corporation
          6688 North Central Expressway, Suite 1400
          Dallas, Texas  75206-9926

     7.2     ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES

          This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) except for the provisions of Article III, are not intended to confer upon any person other than the parties any rights or remedies.

     7.3     GOVERNING LAW

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.


          IN WITNESS WHEREOF, Triton Delaware, Sub and Triton Cayman have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

TRITON ENERGY CORPORATION


By:   /s/ Robert B. Holland, III
Name:  Robert B. Holland, III
Title: Vice President


TEL MERGER CORP.


By:   /s/ Robert B. Holland, III
Name:  Robert B. Holland, III
Title: Vice President


TRITON ENERGY LIMITED


By:   /s/ Robert B. Holland, III
Name:  Robert B. Holland, III
Title: Vice President





                                                                     EXHIBIT A



                         CERTIFICATE OF INCORPORATION

                                      OF

                          TRITON ENERGY CORPORATION




                                  ARTICLE I.

          The name of the corporation is Triton Energy Corporation.


                                 ARTICLE II.

          The period of its duration is perpetual.


                                 ARTICLE III.

          The purposes of the corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


                                 ARTICLE IV.

          The aggregate number of shares which this corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares consisting of Two Hundred Million (200,000,000) shares of Common Stock of the par value of $0.01 per share and Five Million (5,000,000) shares of Preferred Stock of the par value of $0.01 per share.

          The Preferred Stock may be divided into and issued into series. If the shares of any such class are to be issued in series, then each series shall be so designated as to distinguish the shares thereof from the shares of any such class and variations and the relative rights and preferences as between different series can be fixed and determined by the Board of Directors. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the determination of any or all of the following and the shares of each series may vary from the shares of any other series in the following respects:

          The Board of Directors of this corporation is hereby authorized to issue the Preferred Stock at any time and from time to time, in one (1) or more series and for such consideration as may be fixed from time to time by the Board of Directors, but not less than the par value thereof. The number of shares to comprise each such series, which number may be increased (but not above the total number of authorized shares of the class except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding), shall be determined from time to time by the Board of Directors. The Board of Directors is hereby expressly authorized, before issuance of any shares of a particular series, to determine any and all rights, preferences and limitations pertaining to such series including but not limited to:

     (1) Voting rights, if any, including without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues such as mergers, consolidations or sales of assets, or voting rights to be exercised either together with holders of common stock as a single class, or independently as a separate class;

     (2) Rights, if any, permitting the conversion or exchange of any such shares, at the option of the holder into any other class or series of shares of this corporation and the price or prices or the rates of exchange and any adjustment thereto at which such shares will be convertible or exchangeable;

     (3) The rate (or method of determining the rate) of dividends, if any, payable on shares of such series, the conditions and the dates upon which such dividends shall be payable and whether such dividends shall be cumulative or non-cumulative;

     (4) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of this corporation;

      (5) Redemption, repurchase, retirement and sinking fund rights, preferences and limitations, if any, the amount payable on shares of such series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be cumulative or non-cumulative; and

      (6) Any other preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions of shares of such series not fixed and determined herein, to the extent permitted to do so by law.

          All shares of Preferred Stock shall be of equal rank and shall be identical, except with respect to the particulars that may be fixed by the Board of Directors as above provided and as to the date from which dividends thereon, if any, shall be cumulative if made cumulative by the Board of Directors.

          No stockholder of the corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the corporation may issue, shares of any class of the corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the corporation. Any such securities or additional shares of stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion may be deemed advisable.

          At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Cumulative voting, for the election of directors or otherwise, is expressly prohibited. Election of directors need not be by ballot. On all matters coming before the stockholders, other than the election of directors, each share of issued and outstanding Common Stock shall be entitled to one (1) vote.

                                  ARTICLE V.

          The post office address of the corporation's registered office is c/o Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, and the name of its registered agent at such address is The Corporation Trust Company.

                                 ARTICLE VI.

          Subject to the rights of any series of Preferred Stock designated pursuant to Article IV, the number of directors will be determined in accordance with the Bylaws of the corporation.


                                 ARTICLE VII.

          To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the corporation will not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director that has not been eliminated by the provisions of this Article.


                                ARTICLE VIII.

          The corporation will, to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, indemnify and advance expenses to any and all persons it has power to indemnify and advance expenses to under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification and advancement of expenses may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE IX.

          The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                  ARTICLE X.


          The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the corporation or to adopt new Bylaws.